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 						 File Number: 333-225814
                                                 Filed Pursuant to Rule 497(e)
                                                 of the Securities Act of 1933

                                                                 October 1, 2020


                           PIONEER ILS INTERVAL FUND


SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,
                            EACH DATED MARCH 1, 2020



Effective October 1, 2020, the following change is being made regarding the fund's expenses.

NEW MANAGEMENT FEE BREAKPOINT


MANAGEMENT FEE
The fund pays Amundi Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund.

Under the terms of the advisory agreement, the fund will pay to the Amundi Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 1.75% of the fund's average daily net assets up to $1 billion, and 1.70% of the fund's average daily net assets over $1 billion. This fee is accrued daily and paid monthly.

Prior to October 1, 2020, the fund paid a fee equal to 1.75% of the fund's average daily net assets.














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                                (Copyright)2020 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC